Miller/Howard High Income Equity Fund
(the “Fund”)

Supplement dated May 13, 2019 to the Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2019, as amended

Effective July 31, 2019, Dana Troxell will resign from his position as President of Miller/Howard Investments, Inc. the investment adviser to the Fund (the “Adviser”). Mr. Troxell had no role in the investment decision-making or portfolio management of the Fund. Effective August 1, Luan Jenifer, COO and Head of ESG, will assume the role of President of the Adviser. Ms. Jenifer joined the Adviser in 2002, has held various leadership roles with the Adviser and played an instrumental role in building the Adviser’s distinctive ESG engagement and research processes.

This supplement should be retained with your Prospectus and SAI for future reference.